UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2008

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BAXL HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	333-130492	35-2255990
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6 Berkshire Boulevard, Bethel, CT 06801

 (Address of Principal Executive Office) (Zip Code)

(203) 730-1791

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure made under Item 8.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 8.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  David Van Rossum, the Registrant’s Chief Financial Officer (“CFO”) and principal financial officer resigned effective May 31, 2008.  In addition, Mary Brandon, the Registrant’s Chief Operating Officer (“COO”) has submitted her resignation, effective June 6, 2008.

(c)  Effective June 2, 2008, the Registrant’s board of directors appointed Gus Bottazzi, the Registrant’s Chief Executive Officer (“CEO”) and principal executive officer, as its CFO and principal financial officer.

Gus Bottazzi was appointed Registrant’s Chief Executive Officer, President and Chairman of Registrant’s Board of Directors on August 29, 2007.  Prior thereto, since 2005 Mr. Bottazzi has served as the President and CEO of BAXL Technologies, Inc., the Registrant’s wholly-owned subsidiary.  Prior thereto, from 2003 to 2005, Mr. Bottazzi was the President and Chief Executive Officer of Warp Technology Holdings, Inc., where he led the conversion of the legacy business to profitability via global alliances with such technology partners as IBM, Dell and Nortel.  From 2001 to 2003, Mr. Bottazzi was a Global Vice President of Sales at Novell. Mr. Bottazzi has almost two decades of sales, marketing and executive management experience in the telecommunications, software and internet industries. Mr. Bottazzi has also held senior positions at Globix Corporation and WinStar Communications.  Mr. Bottazzi graduated from New York University with a degree in Mathematics and Biochemistry.

Item 8.01

Other Events

Bridge Loan

As reported in the Registrant’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2008, BAXL Technologies, Inc. (the “Subsidiary”), a wholly-owned subsidiary of Registrant entered into a non-binding letter of intent (the “LOI”), with a potential investor (the “Investor”) pursuant to which the Subsidiary and the Investor have agreed to enter into negotiations regarding a proposed acquisition (the “Proposed Acquisition”) by the Investor of the Subsidiary either through a merger or asset acquisition.  Pursuant to the LOI, the Subsidiary agreed not to undertake any new acquisition discussions with other parties during the term of the LOI.  Unless earlier terminated, the LOI expires on or about June 15, 2008.  Pursuant to the LOI, the Investor made an initial bridge loan (the “Initial Bridge Loan”) to Registrant of $125,000 in exchange for a 9% Senior Secured Convertible Note of the Subsidiary (the “Note”) and warrants to purchase 12,500 shares of the Registrant’s common stock.

The LOI called for two (2) additional loans to be made by the Investor on different terms than the Initial Bridge Loan.  The Investor and Registrant subsequently agreed that the additional bridge loans would be on the same terms as the Initial Bridge Loan.

Accordingly, effective as of May 21, 2008 and June 5, 2008, the Investor made two (2) additional bridge loans of $125,000 and $125,000 and received two (2) Notes in the amount of $125,000 and $125,000 having the same terms as the Note issued in connection with the Initial Bridge Loan.  In addition, the Investor received warrants to purchase 25,000 shares of the Registrant’s common stock (the “Warrants”).  The Warrants have the same terms as those issued in connection with the Initial Bridge Loan.

The foregoing description of the Notes and Warrants are qualified in their entirety by the terms of Notes and Warrants filed as exhibits to the 8-K filed on May 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXL HOLDINGS, INC.

By:	/s/ Gus Bottazzi
Gus Bottazzi President and Chief Executive Officer

Date:  June 4, 2008

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